UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2005



                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

        000-32249                                         57-1191416
  (Commission File Number)                    (IRS Employer Identification No.)

3233 GRAND AVENUE, SUITE N-353                            91709-1489
   CHINO HILLS, CALIFORNIA                                (Zip Code)
(principal executive offices)


                                 (866) 815-3951
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act
[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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     ITEM  3.01.     NOTICE  OF  DELISTING  OR  FAILURE  TO  SATISFY A CONTINUED
LISTING  RULE  OR  STANDARD,  TRANSFER  OF  LISTING.

     On January 21, 2005, an "E" was appended to Entech Environmental Technologies, Inc.'s (the "Registrant") trading symbol due to the Registrant's failure to timely file its Transition Report on Form 10-KSB for the period ended September 30, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 26, 2005                  Entech Environmental Technologies, Inc.


                                         By /s/  Burr Northrop
                                           -------------------------------------
                                            Burr Northrop, President


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